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                     AMENDMENT TO PARTICIPATION AGREEMENT

         Pursuant to the Participation Agreement, made and entered into as of the 1st day of August, 1998, by and among MFS Variable Insurance Trust, Allmerica Financial Life Insurance Company and Annuity Company and Massachusetts Financial Services Company, the parties do hereby agree that the following provisions amended to reflect the following:

         1. Schedule A is deleted in its entirety and replaced with the Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on May 1, 2002.

                                ALLMERICA FINANCIAL LIFE INSURANCE
                                AND ANNUITY COMPANY
                                By its authorized officer and not individually,


                                By:_________________________________
                                     Mark A. Hug
                                     President


                                MFS VARIABLE INSURANCE TRUST,
                                on behalf of the Portfolios
                                By its authorized officer and not individually,


                                By:_________________________________
                                     James R. Bordewick, Jr.
                                     Assistant Secretary


                                MASSACHUSETTS FINANCIAL SERVICES
                                COMPANY
                                By its authorized officer,


                                By:_________________________________
                                     Jeffrey L. Shames
                                     Chairman and Chief Executive Officer

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                                                      SCHEDULE A
                                                      May 1, 2002

                                            ACCOUNTS, POLICIES AND PORTFOLIOS
                                          SUBJECT TO THE PARTICIPATION AGREEMENT
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
                        SEPARATE ACCOUNT                        POLICIES FUNDED BY     PORTFOLIOS APPLICABLE TO POLICIES
                                                                 SEPARATE ACCOUNT
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
                    FR1 Separate Account of                       Variable Life        MFS(R)Utilities Series
    Allmerica Financial Life Insurance and Annuity Company
                   Exempt From Registration

                    FQ1 Separate Account of                       Variable Life        MFS(R)Growth with Income Series
    Allmerica Financial Life Insurance and Annuity Company                             MFS(R)Utilities Series
                   Exempt From Registration

                   Separate Account FUVUL of                      Variable Life        MFS(R)Investors Trust Series
    Allmerica Financial Life Insurance and Annuity Company                             MFS(R)Utilities Series
                     1933 Act #: 333-93031
                     1940 Act #: 811-09731

                    Separate Account IMO of                       Variable Life        MFS(R)Mid Cap Growth Series (Service Class)
    Allmerica Financial Life Insurance and Annuity Company                             MFS(R)New Discovery Series (Service Class)
               1933 Act #: 333-84879, 333-90995                                        MFS(R)Total Return Series (Service Class)
                     1940 Act #: 811-09529                                             MFS(R)Utilities Series (Service Class)

                   Separate Account SPVL of                       Variable Life        MFS(R)Mid Cap Growth Series (Service Class)
    Allmerica Financial Life Insurance and Annuity Company                             MFS(R)New Discovery Series (Service Class)
                1933 Act #: (to be determined)                                         MFS(R)Total Return Series (Service Class)
                     1940 Act #: 811-8859                                              MFS(R)Utilities Series (Service Class)

                    UR1 Separate Account of                     Variable Annuity       MFS(R)Utilities Series
     Allmerica Financial Life Insurance and Annuity Company
                    Exempt From Registration

                    UQ1 Separate Account of                     Variable Annuity       MFS(R)Growth with Income Series
     Allmerica Financial Life Insurance and Annuity Company                            MFS(R)Utilities Series
                    Exempt From Registration

                   Separate Account VA-K of                     Variable Annuity       MFS(R)Mid Cap Growth Series (Service Class)
     Allmerica Financial Life Insurance and Annuity Company                            MFS(R)New Discovery Series (Service Class)
         1933 Act #'s: 33-39702, 333-81861, 333-38274                                  MFS(R)Total Return Series (Service Class)
                     1940 Act #: 811-6293                                              MFS(R)Utilities Series (Service Class)

             Allmerica Select Separate Account of               Variable Annuity       MFS(R) Mid Cap Growth Series (Service Class)
     Allmerica Financial Life Insurance and Annuity Company                            MFS(R) New Discovery Series (Service Class)
    1933 Act #'s: 33-47216, 333-63093, 333-78245, 333-92115                            MFS(R) Total Return Series (Service Class)
                     1940 Act #: 811-6632                                              MFS(R)Utilities Series (Service Class)
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